CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of Allstate Financial Advisors Separate Account I (the "Account") on Form N-6 of our report dated February 4, 2004, on the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph relating to changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), our report dated April 12, 2004 on the financial statements of the subaccounts of the Account, and our reports dated March 31, 2004 on the financial statements of the subaccounts of Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



Chicago, Illinois
December 28, 2004